EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-5,
                   Asset-Backed Certificates, Series 2005-5

Goldman Sachs                     GSAA 05 05
================================================================================

-----------------------------------------------------------------------------
Occupancy Code                                                        Percent
-----------------------------------------------------------------------------
NON OWNER                                                               22.88
OWNER OCCUPIED                                                          71.91
SECOND HOME                                                              5.21
-----------------------------------------------------------------------------
Total:                                                                 100.00
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Property Type                                                         Percent
-----------------------------------------------------------------------------
2-4 FAMILY                                                              10.53
CONDO                                                                   14.76
PUD                                                                      0.04
SINGLE FAMILY DETACHED                                                  74.67
-----------------------------------------------------------------------------
Total:                                                                 100.00
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Document Type                                                         Percent
-----------------------------------------------------------------------------
STATED WITH NON-VERIFIED ASSETS DOC                                     75.93
STATED WITH VERIFIED ASSETS DOC                                         24.07
-----------------------------------------------------------------------------
Total:                                                                 100.00
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                             Apr 8, 2005 14:00                       Page 1 of 1

Goldman Sachs                     GSAA 05 05
================================================================================



--------------------------------------------------------------------------------------------------------------------------------
                                                                           Pct. Of Pool By      Weighted Avg.     Weighted Avg.
Combined Original Loan To Value       Number Of Loans  Principal Balance  Principal Balance      Gross Coupon     Current FICO
--------------------------------------------------------------------------------------------------------------------------------
40.00 & Below                                      26        $4,022,976            0.56%             5.978              679
40.01 - 50.00                                      28         7,579,618             1.05             5.983              718
50.01 - 60.00                                      63        12,526,578             1.74             6.043              695
60.01 - 70.00                                     161        34,800,783             4.82             5.965              678
70.01 - 80.00                                     450       106,281,868            14.72             6.007              692
80.01 - 85.00                                     112        29,873,971             4.14             6.245              673
85.01 - 90.00                                   1,335       286,584,106            39.70             6.578              685
90.01 - 95.00                                     960       198,751,595            27.54             6.566              677
95.01 - 100.00                                    193        41,366,105             5.73             5.586              719
--------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,328      $721,787,600          100.00%             6.372              685
--------------------------------------------------------------------------------------------------------------------------------


                                         Avg. Principal    Weighted Avg.    Weighted Avg.                         Pct. Owner
Combined Original Loan To Value               Balance      Original LTV     Combined LTV     Pct. Full Doc         Occupied
--------------------------------------------------------------------------------------------------------------------------------
40.00 & Below                                $154,730            33.59%           33.59%             0.00%           52.42%
40.01 - 50.00                                 270,701             45.82            45.82              0.00            58.71
50.01 - 60.00                                 198,835             56.31            57.01              0.00            63.56
60.01 - 70.00                                 216,154             67.03            67.03              0.00            65.72
70.01 - 80.00                                 236,182             77.48            78.06              0.00            68.43
80.01 - 85.00                                 266,732             82.19            83.83              0.00            82.85
85.01 - 90.00                                 214,670             89.29            89.67              0.00            56.93
90.01 - 95.00                                 207,033             94.40            94.85              0.00           100.00
95.01 - 100.00                                214,332             79.62            99.88              0.00           100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                       $216,883            85.70%           87.30%             0.00%           74.56%
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                             Apr 8, 2005 14:00                       Page 1 of 1

Goldman Sachs                     GSAA 05 05
================================================================================

-------------------------------------------------------------------------
Stats
-------------------------------------------------------------------------
Count:   787
Schedule Balance:  $158,398,340.54
AverageSched Bal:  $201,268.54
GrossWAC:   6.381
NetWAC:   6.006
OTERM:   360
RTERM:   356
ATERM:   356
AGE:   4
First CAP:   3.00
Periodic CAP:  1.00
MAXRATE:  12.38
MINRATE:   6.38
MTR:   24.22
MARGIN:   3.19
OLTV:   84.85
COLTV:   85.14
FICO:   691.728
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Current Rate                                                    Percent
-------------------------------------------------------------------------
3.501 - 4.000                                                      0.11
4.001 - 4.500                                                      0.23
4.501 - 5.000                                                      1.45
5.001 - 5.500                                                      4.00
5.501 - 6.000                                                     20.30
6.001 - 6.500                                                     38.42
6.501 - 7.000                                                     27.01
7.001 - 7.500                                                      6.71
7.501 - 8.000                                                      1.51
8.001 - 8.500                                                      0.26
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Scheduled Balance
-------------------------------------------------------------------------
0.01 - 50,000.00                                                   0.57
50,000.01 - 100,000.00                                             4.41
100,000.01 - 150,000.00                                           16.64
150,000.01 - 200,000.00                                           17.00
200,000.01 - 250,000.00                                           15.58
250,000.01 - 275,000.00                                            7.11
275,000.01 - 350,000.00                                           15.28
350,000.01 - 400,000.00                                            8.33
400,000.01 - 450,000.00                                            3.02
450,000.01 - 500,000.00                                            5.73
500,000.01 - 550,000.00                                            3.61
550,000.01 - 600,000.00                                            1.47
600,000.01 - 750,000.00                                            1.23
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Original Term                                                   Percent
-------------------------------------------------------------------------
360                                                              100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
RemTerm                                                         Percent
-------------------------------------------------------------------------
348.000                                                            0.11
350.000                                                            0.53
351.000                                                            0.57
352.000                                                            1.87
353.000                                                            6.80
354.000                                                            8.52
355.000                                                            5.76
356.000                                                           22.49
357.000                                                           32.42
358.000                                                           20.93
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Am WAM                                                          Percent
-------------------------------------------------------------------------
300.000 - 359.999                                                100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Age                                                             Percent
-------------------------------------------------------------------------
2                                                                 20.93
3                                                                 32.42
4                                                                 22.49
5                                                                  5.76
6                                                                  8.52
7                                                                  6.80
8                                                                  1.87
9                                                                  0.57
10                                                                 0.53
12                                                                 0.11
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
States                                                          Percent
-------------------------------------------------------------------------
FL                                                                12.93
CA                                                                16.74
MN                                                                 4.98
NC                                                                 3.43
CO                                                                 4.06
GA                                                                 4.13
IL                                                                 4.34
WA                                                                 4.47
AZ                                                                 3.62
MA                                                                 5.26
Other                                                             36.03
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Original LTV                                                    Percent
-------------------------------------------------------------------------
0.001 - 50.000                                                     2.66
50.001 - 60.000                                                    4.15
60.001 - 70.000                                                    6.49
70.001 - 75.000                                                    5.43
75.001 - 80.000                                                   12.84
80.001 - 85.000                                                    3.42
85.001 - 90.000                                                   31.26
90.001 - 95.000                                                   33.58
95.001 - 100.000                                                   0.17
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Combined LTV                                                    Percent
-------------------------------------------------------------------------
0.001 - 50.000                                                     2.66
50.001 - 60.000                                                    3.71
60.001 - 70.000                                                    6.49
70.001 - 75.000                                                    5.19
75.001 - 80.000                                                   12.19
80.001 - 85.000                                                    3.85
85.001 - 90.000                                                   31.50
90.001 - 95.000                                                   34.24
95.001 - 100.000                                                   0.17
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
FICO                                                            Percent
-------------------------------------------------------------------------
620.000 - 639.999                                                 12.46
640.000 - 659.999                                                 14.61
660.000 - 679.999                                                 16.52
680.000 - 699.999                                                 15.60
700.000 - 719.999                                                 14.53
720.000 - 739.999                                                  9.72
740.000 - 759.999                                                  8.07
760.000 - 779.999                                                  4.36
780.000 - 799.999                                                  3.62
800.000 - 819.999                                                  0.52
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
PMI                                                             Percent
-------------------------------------------------------------------------
GEMICO                                                            12.27
OLTV <= 80 - NO MI                                                31.58
PMI MORTGAGE INSURANCE CO                                         13.67
RADIAN                                                            12.47
REPUBLIC MORTGAGE INSUANCE CO                                      0.64
TRIAD                                                             16.77
UGIC                                                              12.60
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Occupancy Code                                                  Percent
-------------------------------------------------------------------------
NON OWNER                                                          3.00
OWNER OCCUPIED                                                    95.51
SECOND HOME                                                        1.49
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Property Type                                                   Percent
-------------------------------------------------------------------------
2-4 FAMILY                                                         3.67
CONDO                                                             13.00
PUD                                                                0.09
SINGLE FAMILY DETACHED                                            83.24
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Purpose                                                         Percent
-------------------------------------------------------------------------
CASHOUT REFI                                                      34.44
PURCHASE                                                          60.82
RATE/TERM REFI                                                     4.74
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Documentation Type                                              Percent
-------------------------------------------------------------------------
NO DOC                                                           100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Interest Only                                                   Percent
-------------------------------------------------------------------------
N                                                                100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Interest Only Term                                              Percent
-------------------------------------------------------------------------
0.000                                                            100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Silent                                                          Percent
-------------------------------------------------------------------------
N                                                                 98.17
Y                                                                  1.83
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Prepay Flag                                                     Percent
-------------------------------------------------------------------------
N                                                                 49.53
Y                                                                 50.47
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Prepay Term                                                     Percent
-------------------------------------------------------------------------
0.000                                                             49.53
12.000                                                             0.11
24.000                                                            47.45
36.000                                                             2.91
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
DTI                                                             Percent
-------------------------------------------------------------------------
<= 0.000                                                         100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Conforming                                                      Percent
-------------------------------------------------------------------------
CONFORMING                                                        78.62
NON CONFORMING                                                    21.38
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Arm Index                                                       Percent
-------------------------------------------------------------------------
6 MONTH LIBOR                                                    100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Margins                                                         Percent
-------------------------------------------------------------------------
1.501 - 2.000                                                      0.09
2.001 - 2.500                                                      4.26
2.501 - 3.000                                                     31.18
3.001 - 3.500                                                     49.40
3.501 - 4.000                                                     14.53
4.001 - 4.500                                                      0.13
5.001 - 5.500                                                      0.41
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
First Adjustment Cap                                            Percent
-------------------------------------------------------------------------
3.000                                                            100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Periodic Cap                                                    Percent
-------------------------------------------------------------------------
1.000                                                            100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Max Rate                                                        Percent
-------------------------------------------------------------------------
9.501 - 10.000                                                     0.11
10.001 - 10.500                                                    0.23
10.501 - 11.000                                                    1.45
11.001 - 11.500                                                    4.00
11.501 - 12.000                                                   20.30
12.001 - 12.500                                                   38.42
12.501 - 13.000                                                   27.01
13.001 - 13.500                                                    6.71
13.501 - 14.000                                                    1.51
14.001 - 14.500                                                    0.26
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-----------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                             Apr 8, 2005 14:00                       Page 1 of 2

Goldman Sachs                     GSAA 05 05
================================================================================


-------------------------------------------------------------------------
Floor Rate                                                      Percent
-------------------------------------------------------------------------
3.501 - 4.000                                                      0.11
4.001 - 4.500                                                      0.23
4.501 - 5.000                                                      1.45
5.001 - 5.500                                                      4.00
5.501 - 6.000                                                     20.30
6.001 - 6.500                                                     38.42
6.501 - 7.000                                                     27.01
7.001 >=                                                           8.48
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Number of Units                                                 Percent
-------------------------------------------------------------------------
1                                                                 96.33
2                                                                  2.80
3                                                                  0.27
4                                                                  0.60
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Product Type                                                    Percent
-------------------------------------------------------------------------
2 YEAR ARM                                                        66.26
3 YEAR ARM                                                        33.74
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Employment Flag                                                 Percent
-------------------------------------------------------------------------
N                                                                 99.77
Y                                                                  0.23
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Originator                                                      Percent
-------------------------------------------------------------------------
WELLS FARGO                                                      100.00
-------------------------------------------------------------------------
Total:                                                           100.00
-------------------------------------------------------------------------



-----------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                             Apr 8, 2005 14:00                       Page 2 of 2

GSAA-05-05 B1 Breakeven Runs

Additional Assumptions:
Run to Cleanup Call
30 CPR deal pricing assumptions



NO PREAY STRESS

                                                 Min 0
                  Fwd LIBOR/Swap Shift          -200 bp                      bp                       200 bp
                                Prepay      1.00x Base Case            1.00x Base Case           1.00x Base Case

                    Loss Severity: 40%
             Recovery Delay: 12 months
                % Cum Loss Yield Break                 6.57                       5.09                      4.19
                     CDR - Yield Break                 6.94                       5.17                      4.15
       % Cum Loss 1st $ Principal Loss                 6.48                       4.93                      3.99
            CDR - 1st $ Principal Loss                 6.83                       4.99                      3.94

                    Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
             Recovery Delay: 12 months
                % Cum Loss Yield Break                 6.70                       5.17                      4.26
                     CDR - Yield Break                 5.76                       4.30                      3.46
       % Cum Loss 1st $ Principal Loss                 6.60                       5.01                      4.06
            CDR - 1st $ Principal Loss                 5.67                       4.16                      3.29

                    Loss Severity: 60%
             Recovery Delay: 12 months
                % Cum Loss Yield Break                 6.82                       5.25                      4.32
                     CDR - Yield Break                 4.58                       3.43                      2.77
       % Cum Loss 1st $ Principal Loss                 6.72                       5.09                      4.13
            CDR - 1st $ Principal Loss                 4.51                       3.32                      2.64

                    Loss Severity: 40%
 Recovery Delay: 12 months. NO ADVANCE


                % Cum Loss Yield Break                 5.89                       4.46                      3.53
                     CDR - Yield Break                 6.12                       4.47                      3.45
       % Cum Loss 1st $ Principal Loss                 5.80                       4.32                      3.37
            CDR - 1st $ Principal Loss                 6.01                       4.31                      3.28

                    Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
 Recovery Delay: 12 months. NO ADVANCE
                % Cum Loss Yield Break                 6.10                       4.63                      3.68
                     CDR - Yield Break                 5.16                       3.79                      2.95
       % Cum Loss 1st $ Principal Loss                 6.01                       4.48                      3.52
            CDR - 1st $ Principal Loss                 5.07                       3.66                      2.81

                    Loss Severity: 60%
 Recovery Delay: 12 months. NO ADVANCE
                % Cum Loss Yield Break                 6.30                       4.79                      3.83
                     CDR - Yield Break                 4.20                       3.11                      2.44
       % Cum Loss 1st $ Principal Loss                 6.21                       4.63                      3.67
            CDR - 1st $ Principal Loss                 4.13                       3.00                      2.33




PREPAY STRESS

                                                Min 0
                 Fwd LIBOR/Swap Shift          -200 bp                      bp                       200 bp
                               Prepay      2.00x Base Case            1.00x Base Case           0.50x Base Case


                   Loss Severity: 50%
            Recovery Delay: 12 months
               % Cum Loss Yield Break                  3.29                       2.58                      2.17
                    CDR - Yield Break                  6.12                       4.76                      3.97
      % Cum Loss 1st $ Principal Loss                  3.20                       2.50                      2.07
           CDR - 1st $ Principal Loss                  5.94                       4.60                      3.78


                   Loss Severity: 50%


Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break                  3.00                       2.38                      1.92
                    CDR - Yield Break                  5.56                       4.37                      3.50
      % Cum Loss 1st $ Principal Loss                  2.96                       2.30                      1.83
           CDR - 1st $ Principal Loss                  5.48                       4.23                      3.33



                      (as of
         Fwd:         April 05, 2005)     Libor +200              Libor -200
         ----------------------------     ---------------------   ---------------------
Period   1 Mth       6 Mth       Period   1 Mth       6 Mth       1 Mth       6 Mth
     1     3.01244     3.47310        1     5.01244     5.47310     1.01244     1.47310   No securities are being offered by these
     2     3.26014     3.62457        2     5.26014     5.62457     1.26014     1.62457   summary materials. If the securities
     3     3.36679     3.75183        3     5.36679     5.75183     1.36679     1.75183   described herein or other securities are
     4     3.51709     3.89371        4     5.51709     5.89371     1.51709     1.89371   ultimately offered, they will be offered
     5     3.66396     3.99363        5     5.66396     5.99363     1.66396     1.99363   only pursuant to a definitive offering
     6     3.83260     4.07923        6     5.83260     6.07923     1.83260     2.07923   circular, and prospective investors who
     7     3.95477     4.15244        7     5.95477     6.15244     1.95477     2.15244   consider purchasing any such securities
     8     4.01417     4.20963        8     6.01417     6.20963     2.01417     2.20963   should make their investment decision
     9     4.17613     4.26414        9     6.17613     6.26414     2.17613     2.26414   based only upon the information provided
    10     4.12050     4.29605       10     6.12050     6.29605     2.12050     2.29605   therein and consultation with their own
    11     4.17988     4.34195       11     6.17988     6.34195     2.17988     2.34195   advisers. This material is for your
    12     4.24753     4.38289       12     6.24753     6.38289     2.24753     2.38289   private information and we are not
    13     4.30120     4.41545       13     6.30120     6.41545     2.30120     2.41545   soliciting any action based upon it. This
    14     4.33251     4.44525       14     6.33251     6.44525     2.33251     2.44525   material is not to be construed as an
    15     4.36019     4.47345       15     6.36019     6.47345     2.36019     2.47345   offer to sell or the solicitation of any
    16     4.38921     4.50731       16     6.38921     6.50731     2.38921     2.50731   offer to buy any security in any
    17     4.41905     4.52990       17     6.41905     6.52990     2.41905     2.52990   jurisdiction where such an offer or
    18     4.44750     4.54955       18     6.44750     6.54955     2.44750     2.54955   solicitation would be illegal. This
    19     4.47334     4.56820       19     6.47334     6.56820     2.47334     2.56820   material is based on information that we
    20     4.49115     4.58521       20     6.49115     6.58521     2.49115     2.58521   consider reliable, but we do not represent
    21     4.58111     4.60308       21     6.58111     6.60308     2.58111     2.60308   that it is accurate or complete and it
    22     4.52186     4.60642       22     6.52186     6.60642     2.52186     2.60642   should not be relied upon as such. By
    23     4.53764     4.62308       23     6.53764     6.62308     2.53764     2.62308   accepting this material the recipient
    24     4.55651     4.64017       24     6.55651     6.64017     2.55651     2.64017   agrees that it will not distribute or
    25     4.57287     4.65490       25     6.57287     6.65490     2.57287     2.65490   provide the material to any other
    26     4.58684     4.67034       26     6.58684     6.67034     2.58684     2.67034   person.The information contained in this
    27     4.59997     4.68568       27     6.59997     6.68568     2.59997     2.68568   material may not pertain to any securities
    28     4.61728     4.70025       28     6.61728     6.70025     2.61728     2.70025   that will actually be sold. The
    29     4.63408     4.71520       29     6.63408     6.71520     2.63408     2.71520   information contained in this material may
    30     4.64814     4.72696       30     6.64814     6.72696     2.64814     2.72696   be based on assumptions regarding market
    31     4.66244     4.73820       31     6.66244     6.73820     2.66244     2.73820   conditions and other matters as reflected
    32     4.67558     4.74997       32     6.67558     6.74997     2.67558     2.74997   therein. We make no representations
    33     4.68718     4.76270       33     6.68718     6.76270     2.68718     2.76270   regarding the reasonableness of such
    34     4.69931     4.77553       34     6.69931     6.77553     2.69931     2.77553   assumptions or the likelihood that any of
    35     4.70808     4.79080       35     6.70808     6.79080     2.70808     2.79080   such assumptions will coincide with actual
                                                                                          market conditions or events, and this
                                                                                          material should not be relied upon for
                                                                                          such purposes. We and our affiliates,
                                                                                          officers, directors, partners and
                                                                                          employees, including persons involved in
                                                                                          the preparation or issuance of this
                                                                                          material may, from time to time, have long
                                                                                          or short positions in, and buy or sell,
                                                                                          the securities mentioned herein or
                                                                                          derivatives thereof (including options).
                                                                                          This material may be filed within the
                                                                                          Securities and Exchange Commission (the
                                                                                          "SEC") and incorporated by reference into
                                                                                          an effective registration statement
                                                                                          previously filed with the SEC under Rule
                                                                                          415 of the Securities Act of 1933,
                                                                                          including in cases where the material does
                                                                                          not pertain to securities that are
                                                                                          ultimately offered for sale pursuant to
                                                                                          such registration statement. Information
                                                                                          contained in this material is current as
                                                                                          of the date appearing on this material
                                                                                          only. Information in this material
                                                                                          regarding the assets backing any
                                                                                          securities discussed herein supersedes all
                                                                                          prior information regarding such assets.
                                                                                          Any information in the material, whether
                                                                                          regarding the assets backing any
                                                                                          securities discussed herein or otherwise,
                                                                                          will be superseded by the information
                                                                                          included in the final prospectus for any
                                                                                          securities actually sold to you. Goldman
                                                                                          Sachs does not provide accounting, tax or
                                                                                          legal advice. Subject to applicable law,
                                                                                          you may disclose any and all aspects of
                                                                                          any potential transaction or structure
                                                                                          described herein that are necessary to
                                                                                          support any U.S. federal income tax
                                                                                          benefits, without Goldman Sachs imposing
                                                                                          any limitation of any kind.



    36     4.71768     4.80376       36     6.71768     6.80376     2.71768     2.80376
    37     4.73299     4.81820       37     6.73299     6.81820     2.73299     2.81820
    38     4.74890     4.83304       38     6.74890     6.83304     2.74890     2.83304
    39     4.76343     4.84543       39     6.76343     6.84543     2.76343     2.84543
    40     4.77946     4.85821       40     6.77946     6.85821     2.77946     2.85821
    41     4.79109     4.86971       41     6.79109     6.86971     2.79109     2.86971
    42     4.80367     4.87973       42     6.80367     6.87973     2.80367     2.87973
    43     4.81633     4.89035       43     6.81633     6.89035     2.81633     2.89035
    44     4.82644     4.90172       44     6.82644     6.90172     2.82644     2.90172
    45     4.83725     4.91124       45     6.83725     6.91124     2.83725     2.91124
    46     4.84698     4.92165       46     6.84698     6.92165     2.84698     2.92165
    47     4.85455     4.93338       47     6.85455     6.93338     2.85455     2.93338
    48     4.86408     4.94482       48     6.86408     6.94482     2.86408     2.94482
    49     4.87742     4.95601       49     6.87742     6.95601     2.87742     2.95601
    50     4.88792     4.96698       50     6.88792     6.96698     2.88792     2.96698
    51     4.89964     4.97768       51     6.89964     6.97768     2.89964     2.97768
    52     4.91162     4.98905       52     6.91162     6.98905     2.91162     2.98905
    53     4.92173     4.99755       53     6.92173     6.99755     2.92173     2.99755
    54     4.93165     5.00542       54     6.93165     7.00542     2.93165     3.00542
    55     4.94156     5.01428       55     6.94156     7.01428     2.94156     3.01428
    56     4.95028     5.02280       56     6.95028     7.02280     2.95028     3.02280
    57     4.96011     5.03104       57     6.96011     7.03104     2.96011     3.03104
    58     4.96688     5.03871       58     6.96688     7.03871     2.96688     3.03871
    59     4.97354     5.04790       59     6.97354     7.04790     2.97354     3.04790
    60     4.98166     5.05753       60     6.98166     7.05753     2.98166     3.05753
    61     4.99058     5.06730       61     6.99058     7.06730     2.99058     3.06730
    62     4.99924     5.07559       62     6.99924     7.07559     2.99924     3.07559
    63     5.00808     5.08455       63     7.00808     7.08455     3.00808     3.08455
    64     5.01738     5.09451       64     7.01738     7.09451     3.01738     3.09451
    65     5.02647     5.10322       65     7.02647     7.10322     3.02647     3.10322
    66     5.03602     5.11089       66     7.03602     7.11089     3.03602     3.11089
    67     5.04386     5.12134       67     7.04386     7.12134     3.04386     3.12134
    68     5.05278     5.12872       68     7.05278     7.12872     3.05278     3.12872
    69     5.06248     5.13779       69     7.06248     7.13779     3.06248     3.13779
    70     5.07073     5.14687       70     7.07073     7.14687     3.07073     3.14687
    71     5.07838     5.15486       71     7.07838     7.15486     3.07838     3.15486
    72     5.08926     5.16440       72     7.08926     7.16440     3.08926     3.16440
    73     5.09469     5.17272       73     7.09469     7.17272     3.09469     3.17272
    74     5.10388     5.18243       74     7.10388     7.18243     3.10388     3.18243


    75     5.11301     5.19157       75     7.11301     7.19157     3.11301     3.19157
    76     5.12073     5.20137       76     7.12073     7.20137     3.12073     3.20137
    77     5.13046     5.21216       77     7.13046     7.21216     3.13046     3.21216
    78     5.14010     5.22177       78     7.14010     7.22177     3.14010     3.22177
    79     5.14955     5.23283       79     7.14955     7.23283     3.14955     3.23283
    80     5.15952     5.24397       80     7.15952     7.24397     3.15952     3.24397
    81     5.17037     5.25713       81     7.17037     7.25713     3.17037     3.25713
    82     5.18136     5.26737       82     7.18136     7.26737     3.18136     3.26737
    83     5.19157     5.27933       83     7.19157     7.27933     3.19157     3.27933
    84     5.20369     5.29207       84     7.20369     7.29207     3.20369     3.29207
    85     5.21563     5.30240       85     7.21563     7.30240     3.21563     3.30240
    86     5.22908     5.31348       86     7.22908     7.31348     3.22908     3.31348
    87     5.23853     5.32332       87     7.23853     7.32332     3.23853     3.32332
    88     5.25008     5.33311       88     7.25008     7.33311     3.25008     3.33311
    89     5.26097     5.34321       89     7.26097     7.34321     3.26097     3.34321
    90     5.26940     5.34982       90     7.26940     7.34982     3.26940     3.34982
    91     5.27902     5.35727       91     7.27902     7.35727     3.27902     3.35727
    92     5.28757     5.36498       92     7.28757     7.36498     3.28757     3.36498
    93     5.29500     5.37412       93     7.29500     7.37412     3.29500     3.37412
    94     5.30363     5.38218       94     7.30363     7.38218     3.30363     3.38218
    95     5.30831     5.39083       95     7.30831     7.39083     3.30831     3.39083
    96     5.31511     5.40093       96     7.31511     7.40093     3.31511     3.40093
    97     5.32580     5.41022       97     7.32580     7.41022     3.32580     3.41022
    98     5.33721     5.42005       98     7.33721     7.42005     3.33721     3.42005
    99     5.34558     5.42585       99     7.34558     7.42585     3.34558     3.42585
   100     5.35489     5.43311      100     7.35489     7.43311     3.35489     3.43311
   101     5.36280     5.43935      101     7.36280     7.43935     3.36280     3.43935
   102     5.36928     5.44276      102     7.36928     7.44276     3.36928     3.44276
   103     5.37664     5.44672      103     7.37664     7.44672     3.37664     3.44672
   104     5.37972     5.44980      104     7.37972     7.44980     3.37972     3.44980
   105     5.38497     5.45539      105     7.38497     7.45539     3.38497     3.45539
   106     5.38877     5.45975      106     7.38877     7.45975     3.38877     3.45975
   107     5.38953     5.46562      107     7.38953     7.46562     3.38953     3.46562
   108     5.39277     5.47110      108     7.39277     7.47110     3.39277     3.47110
   109     5.39957     5.47658      109     7.39957     7.47658     3.39957     3.47658
   110     5.40681     5.48230      110     7.40681     7.48230     3.40681     3.48230
   111     5.41241     5.48541      111     7.41241     7.48541     3.41241     3.48541
   112     5.41894     5.48895      112     7.41894     7.48895     3.41894     3.48895
   113     5.42168     5.49051      113     7.42168     7.49051     3.42168     3.49051


   114     5.42543     5.49141      114     7.42543     7.49141     3.42543     3.49141
   115     5.42891     5.49243      115     7.42891     7.49243     3.42891     3.49243
   116     5.42947     5.49303      116     7.42947     7.49303     3.42947     3.49303
   117     5.43122     5.49259      117     7.43122     7.49259     3.43122     3.49259
   118     5.43133     5.49215      118     7.43133     7.49215     3.43133     3.49215
   119     5.42941     5.49277      119     7.42941     7.49277     3.42941     3.49277
   120     5.42945     5.49417      120     7.42945     7.49417     3.42945     3.49417
   121     5.43034     5.49488      121     7.43034     7.49488     3.43034     3.49488
   122     5.42893     5.49563      122     7.42893     7.49563     3.42893     3.49563
   123     5.43067     5.49826      123     7.43067     7.49826     3.43067     3.49826
   124     5.43282     5.50182      124     7.43282     7.50182     3.43282     3.50182
   125     5.43368     5.50314      125     7.43368     7.50314     3.43368     3.50314
   126     5.43565     5.50555      126     7.43565     7.50555     3.43565     3.50555
   127     5.43841     5.51010      127     7.43841     7.51010     3.43841     3.51010
   128     5.44069     5.51174      128     7.44069     7.51174     3.44069     3.51174
   129     5.44506     5.51491      129     7.44506     7.51491     3.44506     3.51491
   130     5.44686     5.51723      130     7.44686     7.51723     3.44686     3.51723
   131     5.45041     5.51955      131     7.45041     7.51955     3.45041     3.51955
   132     5.45559     5.52272      132     7.45559     7.52272     3.45559     3.52272
   133     5.45467     5.52442      133     7.45467     7.52442     3.45467     3.52442
   134     5.45722     5.52814      134     7.45722     7.52814     3.45722     3.52814
   135     5.45968     5.53136      135     7.45968     7.53136     3.45968     3.53136
   136     5.46106     5.53538      136     7.46106     7.53538     3.46106     3.53538
   137     5.46510     5.54113      137     7.46510     7.54113     3.46510     3.54113
   138     5.46906     5.54524      138     7.46906     7.54524     3.46906     3.54524
   139     5.47317     5.55210      139     7.47317     7.55210     3.47317     3.55210
   140     5.47825     5.55806      140     7.47825     7.55806     3.47825     3.55806
   141     5.48446     5.56531      141     7.48446     7.56531     3.48446     3.56531
   142     5.49100     5.57229      142     7.49100     7.57229     3.49100     3.57229
   143     5.49657     5.57860      143     7.49657     7.57860     3.49657     3.57860
   144     5.50563     5.58714      144     7.50563     7.58714     3.50563     3.58714
   145     5.51121     5.59136      145     7.51121     7.59136     3.51121     3.59136
   146     5.51834     5.59827      146     7.51834     7.59827     3.51834     3.59827
   147     5.52448     5.60414      147     7.52448     7.60414     3.52448     3.60414
   148     5.52974     5.60761      148     7.52974     7.60761     3.52974     3.60761
   149     5.53651     5.61259      149     7.53651     7.61259     3.53651     3.61259
   150     5.53936     5.61465      150     7.53936     7.61465     3.53936     3.61465
   151     5.54560     5.61975      151     7.54560     7.61975     3.54560     3.61975
   152     5.55008     5.62329      152     7.55008     7.62329     3.55008     3.62329


   153     5.55221     5.62885      153     7.55221     7.62885     3.55221     3.62885
   154     5.55694     5.63353      154     7.55694     7.63353     3.55694     3.63353
   155     5.55878     5.63892      155     7.55878     7.63892     3.55878     3.63892
   156     5.56342     5.64592      156     7.56342     7.64592     3.56342     3.64592
   157     5.56995     5.65018      157     7.56995     7.65018     3.56995     3.65018
   158     5.57824     5.65489      158     7.57824     7.65489     3.57824     3.65489
   159     5.58181     5.65740      159     7.58181     7.65740     3.58181     3.65740
   160     5.58765     5.66028      160     7.58765     7.66028     3.58765     3.66028
   161     5.59186     5.66225      161     7.59186     7.66225     3.59186     3.66225
   162     5.59317     5.66055      162     7.59317     7.66055     3.59317     3.66055
   163     5.59558     5.65968      163     7.59558     7.65968     3.59558     3.65968
   164     5.59613     5.65820      164     7.59613     7.65820     3.59613     3.65820
   165     5.59518     5.65767      165     7.59518     7.65767     3.59518     3.65767
   166     5.59486     5.65649      166     7.59486     7.65649     3.59486     3.65649
   167     5.59008     5.65514      167     7.59008     7.65514     3.59008     3.65514
   168     5.58787     5.65648      168     7.58787     7.65648     3.58787     3.65648
   169     5.58909     5.65726      169     7.58909     7.65726     3.58909     3.65726
   170     5.59103     5.65862      170     7.59103     7.65862     3.59103     3.65862
   171     5.59040     5.65653      171     7.59040     7.65653     3.59040     3.65653
   172     5.59152     5.65665      172     7.59152     7.65665     3.59152     3.65665
   173     5.59138     5.65587      173     7.59138     7.65587     3.59138     3.65587
   174     5.59040     5.65304      174     7.59040     7.65304     3.59040     3.65304
   175     5.59072     5.65153      175     7.59072     7.65153     3.59072     3.65153
   176     5.58720     5.64930      176     7.58720     7.64930     3.58720     3.64930
   177     5.58680     5.64739      177     7.58680     7.64739     3.58680     3.64739
   178     5.58501     5.64493      178     7.58501     7.64493     3.58501     3.64493
   179     5.58077     5.64293      179     7.58077     7.64293     3.58077     3.64293
   180     5.57946     5.64219      180     7.57946     7.64219     3.57946     3.64219
   181     5.57864     5.64024      181     7.57864     7.64024     3.57864     3.64024
   182     5.57505     5.63780      182     7.57505     7.63780     3.57505     3.63780
   183     5.57455     5.63725      183     7.57455     7.63725     3.57455     3.63725
   184     5.57394     5.63701      184     7.57394     7.63701     3.57394     3.63701
   185     5.57160     5.63418      185     7.57160     7.63418     3.57160     3.63418
   186     5.57015     5.63186      186     7.57015     7.63186     3.57015     3.63186
   187     5.56911     5.63076      187     7.56911     7.63076     3.56911     3.63076
   188     5.56719     5.62919      188     7.56719     7.62919     3.56719     3.62919
   189     5.56694     5.62766      189     7.56694     7.62766     3.56694     3.62766
   190     5.56369     5.62474      190     7.56369     7.62474     3.56369     3.62474
   191     5.56185     5.62407      191     7.56185     7.62407     3.56185     3.62407


   192     5.56166     5.62384      192     7.56166     7.62384     3.56166     3.62384
   193     5.56010     5.62263      193     7.56010     7.62263     3.56010     3.62263
   194     5.55813     5.62018      194     7.55813     7.62018     3.55813     3.62018
   195     5.55661     5.61860      195     7.55661     7.61860     3.55661     3.61860
   196     5.55548     5.61782      196     7.55548     7.61782     3.55548     3.61782
   197     5.55388     5.61575      197     7.55388     7.61575     3.55388     3.61575
   198     5.55268     5.61286      198     7.55268     7.61286     3.55268     3.61286
   199     5.54981     5.61154      199     7.54981     7.61154     3.54981     3.61154
   200     5.54869     5.60955      200     7.54869     7.60955     3.54869     3.60955
   201     5.54791     5.60832      201     7.54791     7.60832     3.54791     3.60832
   202     5.54541     5.60656      202     7.54541     7.60656     3.54541     3.60656
   203     5.54301     5.60449      203     7.54301     7.60449     3.54301     3.60449
   204     5.54350     5.60414      204     7.54350     7.60414     3.54350     3.60414
   205     5.53973     5.60149      205     7.53973     7.60149     3.53973     3.60149
   206     5.53941     5.60072      206     7.53941     7.60072     3.53941     3.60072
   207     5.53811     5.59856      207     7.53811     7.59856     3.53811     3.59856
   208     5.53516     5.59633      208     7.53516     7.59633     3.53516     3.59633
   209     5.53436     5.59547      209     7.53436     7.59547     3.53436     3.59547
   210     5.53264     5.59248      210     7.53264     7.59248     3.53264     3.59248
   211     5.53051     5.59109      211     7.53051     7.59109     3.53051     3.59109
   212     5.52883     5.58894      212     7.52883     7.58894     3.52883     3.58894
   213     5.52753     5.58759      213     7.52753     7.58759     3.52753     3.58759
   214     5.52577     5.58576      214     7.52577     7.58576     3.52577     3.58576
   215     5.52282     5.58353      215     7.52282     7.58353     3.52282     3.58353
   216     5.52279     5.58386      216     7.52279     7.58386     3.52279     3.58386
   217     5.51976     5.58035      217     7.51976     7.58035     3.51976     3.58035
   218     5.51887     5.57980      218     7.51887     7.57980     3.51887     3.57980
   219     5.51706     5.57872      219     7.51706     7.57872     3.51706     3.57872
   220     5.51485     5.57525      220     7.51485     7.57525     3.51485     3.57525
   221     5.51426     5.57381      221     7.51426     7.57381     3.51426     3.57381
   222     5.51035     5.57099      222     7.51035     7.57099     3.51035     3.57099
   223     5.51025     5.56966      223     7.51025     7.56966     3.51025     3.56966
   224     5.50873     5.56689      224     7.50873     7.56689     3.50873     3.56689
   225     5.50440     5.56443      225     7.50440     7.56443     3.50440     3.56443
   226     5.50433     5.56353      226     7.50433     7.56353     3.50433     3.56353
   227     5.50244     5.56158      227     7.50244     7.56158     3.50244     3.56158
   228     5.49977     5.55962      228     7.49977     7.55962     3.49977     3.55962
   229     5.49838     5.55817      229     7.49838     7.55817     3.49838     3.55817
   230     5.49731     5.55743      230     7.49731     7.55743     3.49731     3.55743


   231     5.49416     5.55380      231     7.49416     7.55380     3.49416     3.55380
   232     5.49313     5.55271      232     7.49313     7.55271     3.49313     3.55271
   233     5.49119     5.55109      233     7.49119     7.55109     3.49119     3.55109
   234     5.48885     5.54790      234     7.48885     7.54790     3.48885     3.54790
   235     5.48811     5.54592      235     7.48811     7.54592     3.48811     3.54592
   236     5.48408     5.54246      236     7.48408     7.54246     3.48408     3.54246
   237     5.48345     5.54156      237     7.48345     7.54156     3.48345     3.54156
   238     5.48185     5.53880      238     7.48185     7.53880     3.48185     3.53880
   239     5.47825     5.53662      239     7.47825     7.53662     3.47825     3.53662
   240     5.47711     5.53467      240     7.47711     7.53467     3.47711     3.53467
   241     5.47459     5.53212      241     7.47459     7.53212     3.47459     3.53212
   242     5.47240     5.53036      242     7.47240     7.53036     3.47240     3.53036
   243     5.46942     5.52703      243     7.46942     7.52703     3.46942     3.52703
   244     5.46806     5.52495      244     7.46806     7.52495     3.46806     3.52495
   245     5.46387     5.52153      245     7.46387     7.52153     3.46387     3.52153
   246     5.46191     5.51886      246     7.46191     7.51886     3.46191     3.51886
   247     5.46028     5.51689      247     7.46028     7.51689     3.46028     3.51689
   248     5.45666     5.51443      248     7.45666     7.51443     3.45666     3.51443
   249     5.45518     5.51224      249     7.45518     7.51224     3.45518     3.51224
   250     5.45283     5.50955      250     7.45283     7.50955     3.45283     3.50955
   251     5.44939     5.50766      251     7.44939     7.50766     3.44939     3.50766
   252     5.44846     5.50641      252     7.44846     7.50641     3.44846     3.50641
   253     5.44660     5.50383      253     7.44660     7.50383     3.44660     3.50383
   254     5.44320     5.50122      254     7.44320     7.50122     3.44320     3.50122
   255     5.44155     5.49962      255     7.44155     7.49962     3.44155     3.49962
   256     5.44025     5.49875      256     7.44025     7.49875     3.44025     3.49875
   257     5.43734     5.49549      257     7.43734     7.49549     3.43734     3.49549
   258     5.43535     5.49278      258     7.43535     7.49278     3.43535     3.49278
   259     5.43377     5.49126      259     7.43377     7.49126     3.43377     3.49126
   260     5.43142     5.48933      260     7.43142     7.48933     3.43142     3.48933
   261     5.43067     5.48749      261     7.43067     7.48749     3.43067     3.48749
   262     5.42713     5.48436      262     7.42713     7.48436     3.42713     3.48436
   263     5.42500     5.48343      263     7.42500     7.48343     3.42500     3.48343
   264     5.42448     5.48298      264     7.42448     7.48298     3.42448     3.48298
   265     5.42269     5.48162      265     7.42269     7.48162     3.42269     3.48162
   266     5.42055     5.47914      266     7.42055     7.47914     3.42055     3.47914
   267     5.41888     5.47753      267     7.41888     7.47753     3.41888     3.47753
   268     5.41762     5.47672      268     7.41762     7.47672     3.41762     3.47672
   269     5.41597     5.47474      269     7.41597     7.47474     3.41597     3.47474


   270     5.41474     5.47241      270     7.41474     7.47241     3.41474     3.47241
   271     5.41197     5.47084      271     7.41197     7.47084     3.41197     3.47084
   272     5.41092     5.46946      272     7.41092     7.46946     3.41092     3.46946
   273     5.41023     5.46845      273     7.41023     7.46845     3.41023     3.46845
   274     5.40795     5.46661      274     7.40795     7.46661     3.40795     3.46661
   275     5.40619     5.46529      275     7.40619     7.46529     3.40619     3.46529
   276     5.40603     5.46561      276     7.40603     7.46561     3.40603     3.46561
   277     5.40348     5.46271      277     7.40348     7.46271     3.40348     3.46271
   278     5.40302     5.46232      278     7.40302     7.46232     3.40302     3.46232
   279     5.40174     5.46150      279     7.40174     7.46150     3.40174     3.46150
   280     5.40011     5.45953      280     7.40011     7.45953     3.40011     3.45953
   281     5.40010     5.45882      281     7.40010     7.45882     3.40010     3.45882
   282     5.39692     5.45569      282     7.39692     7.45569     3.39692     3.45569
   283     5.39706     5.45590      283     7.39706     7.45590     3.39706     3.45590
   284     5.39635     5.45448      284     7.39635     7.45448     3.39635     3.45448
   285     5.39410     5.45385      285     7.39410     7.45385     3.39410     3.45385
   286     5.39391     5.45257      286     7.39391     7.45257     3.39391     3.45257
   287     5.39176     5.45165      287     7.39176     7.45165     3.39176     3.45165
   288     5.39207     5.45244      288     7.39207     7.45244     3.39207     3.45244
   289     5.39077     5.45081      289     7.39077     7.45081     3.39077     3.45081
   290     5.39109     5.45043      290     7.39109     7.45043     3.39109     3.45043
   291     5.38824     5.44882      291     7.38824     7.44882     3.38824     3.44882
   292     5.38869     5.44896      292     7.38869     7.44896     3.38869     3.44896
   293     5.38831     5.44907      293     7.38831     7.44907     3.38831     3.44907
   294     5.38639     5.44680      294     7.38639     7.44680     3.38639     3.44680
   295     5.38652     5.44620      295     7.38652     7.44620     3.38652     3.44620
   296     5.38587     5.44500      296     7.38587     7.44500     3.38587     3.44500
   297     5.38486     5.44439      297     7.38486     7.44439     3.38486     3.44439
   298     5.38547     5.44285      298     7.38547     7.44285     3.38547     3.44285
   299     5.38293     5.44061      299     7.38293     7.44061     3.38293     3.44061
   300     5.38270     5.44030      300     7.38270     7.44030     3.38270     3.44030
   301     5.38153     5.43904      301     7.38153     7.43904     3.38153     3.43904
   302     5.38055     5.43847      302     7.38055     7.43847     3.38055     3.43847
   303     5.37762     5.43517      303     7.37762     7.43517     3.37762     3.43517
   304     5.37675     5.43432      304     7.37675     7.43432     3.37675     3.43432
   305     5.37504     5.43302      305     7.37504     7.43302     3.37504     3.43302
   306     5.37299     5.43021      306     7.37299     7.43021     3.37299     3.43021
   307     5.37250     5.42863      307     7.37250     7.42863     3.37250     3.42863
   308     5.36889     5.42577      308     7.36889     7.42577     3.36889     3.42577


   309     5.36855     5.42547      309     7.36855     7.42547     3.36855     3.42547
   310     5.36733     5.42352      310     7.36733     7.42352     3.36733     3.42352
   311     5.36422     5.42231      311     7.36422     7.42231     3.36422     3.42231
   312     5.36357     5.42132      312     7.36357     7.42132     3.36357     3.42132
   313     5.36210     5.41987      313     7.36210     7.41987     3.36210     3.41987
   314     5.36102     5.41920      314     7.36102     7.41920     3.36102     3.41920
   315     5.35917     5.41699      315     7.35917     7.41699     3.35917     3.41699
   316     5.35889     5.41599      316     7.35889     7.41599     3.35889     3.41599
   317     5.35587     5.41374      317     7.35587     7.41374     3.35587     3.41374
   318     5.35494     5.41245      318     7.35494     7.41245     3.35494     3.41245
   319     5.35435     5.41152      319     7.35435     7.41152     3.35435     3.41152
   320     5.35182     5.40977      320     7.35182     7.40977     3.35182     3.40977
   321     5.35132     5.40893      321     7.35132     7.40893     3.35132     3.40893
   322     5.35001     5.40727      322     7.35001     7.40727     3.35001     3.40727
   323     5.34797     5.40601      323     7.34797     7.40601     3.34797     3.40601
   324     5.34754     5.40562      324     7.34754     7.40562     3.34754     3.40562
   325     5.34630     5.40479      325     7.34630     7.40479     3.34630     3.40479
   326     5.34470     5.40284      326     7.34470     7.40284     3.34470     3.40284
   327     5.34355     5.40171      327     7.34355     7.40171     3.34355     3.40171
   328     5.34279     5.40138      328     7.34279     7.40138     3.34279     3.40138
   329     5.34164     5.39988      329     7.34164     7.39988     3.34164     3.39988
   330     5.34089     5.39764      330     7.34089     7.39764     3.34089     3.39764
   331     5.33862     5.39692      331     7.33862     7.39692     3.33862     3.39692
   332     5.33799     5.39556      332     7.33799     7.39556     3.33799     3.39556
   333     5.33773     5.39496      333     7.33773     7.39496     3.33773     3.39496
   334     5.33591     5.39393      334     7.33591     7.39393     3.33591     3.39393
   335     5.33418     5.39260      335     7.33418     7.39260     3.33418     3.39260
   336     5.33518     5.39290      336     7.33518     7.39290     3.33518     3.39290
   337     5.33226     5.39115      337     7.33226     7.39115     3.33226     3.39115
   338     5.33255     5.39111      338     7.33255     7.39111     3.33255     3.39111
   339     5.33201     5.38984      339     7.33201     7.38984     3.33201     3.38984
   340     5.32995     5.38858      340     7.32995     7.38858     3.32995     3.38858
   341     5.32990     5.38858      341     7.32990     7.38858     3.32990     3.38858
   342     5.32905     5.38661      342     7.32905     7.38661     3.32905     3.38661
   343     5.32785     5.38622      343     7.32785     7.38622     3.32785     3.38622
   344     5.32708     5.38510      344     7.32708     7.38510     3.32708     3.38510
   345     5.32671     5.38477      345     7.32671     7.38477     3.32671     3.38477
   346     5.32596     5.38406      346     7.32596     7.38406     3.32596     3.38406
   347     5.32408     5.38299      347     7.32408     7.38299     3.32408     3.38299


   348     5.32497     5.38433      348     7.32497     7.38433     3.32497     3.38433
   349     5.32312     5.38212      349     7.32312     7.38212     3.32312     3.38212
   350     5.32327     5.38232      350     7.32327     7.38232     3.32327     3.38232
   351     5.32263     5.38212      351     7.32263     7.38212     3.32263     3.38212
   352     5.32164     5.38077      352     7.32164     7.38077     3.32164     3.38077
   353     5.32222     5.38064      353     7.32222     7.38064     3.32222     3.38064
   354     5.31970     5.37813      354     7.31970     7.37813     3.31970     3.37813
   355     5.32036     5.37883      355     7.32036     7.37883     3.32036     3.37883
   356     5.32022     5.37777      356     7.32022     7.37777     3.32022     3.37777
   357     5.31856     5.37725      357     7.31856     7.37725     3.31856     3.37725
   358     5.31889     5.37587      358     7.31889     7.37587     3.31889     3.37587
   359     5.31728     5.37463      359     7.31728     7.37463     3.31728     3.37463
   360     5.31792     5.37483      360     7.31792     7.37483     3.31792     3.37483
   361     5.31608     5.37250      361     7.31608     7.37250     3.31608     3.37250
         ---------------------            ---------------------            ------------

Collateral
Analysis

                                                                                                    Total Balance     721,787,600.37

                                          Wtd Avg of          Percent
 FICO          FICO                         Current            Current            Wtd Avg                                 Wtd Avg
 Low           High         LTV             Balance            Balance              GWAC               % MI                FICO
------        ------      -------        -----------         ----------          ---------         ---------           -------------
 500           524         > 65%
 525           549         > 65%
 550           574         > 65%          $98,879.21             0.01%               6.75                 0                   557
 575           599         > 70%          358,575.10             0.10%               6.29            49.948               590.499
 600           624         > 70%          222,516.68             3.08%               6.41            78.289                622.18
 625           649         > 70%          224,796.27            18.56%               6.49            84.031               638.166
 650           674         > 80%          215,757.42            18.02%               6.58               100               661.349
 675           699         > 80%          208,304.05            13.04%               6.61               100               685.934
 700           724         > 80%          207,163.91             9.47%               6.56               100               710.669
 725           749         > 85%          197,446.58             4.90%               6.66               100                735.32
 750           774         > 85%          190,908.62             3.12%               6.55               100               758.839
 775           799         > 85%          212,015.51             1.85%               6.54               100                782.03
800 max                    > 85%          174,017.18             0.34%               6.61               100               807.699



 FICO          FICO                         Wtd               Wtd Avg
 Low           High         LTV             DTI                 LTV               % SFD              % PUD             % Owner Occ
------        ------      -------        -----------         ----------          ---------         ---------           -------------
 500           524         > 65%
 525           549         > 65%
 550           574         > 65%                 0                  70                  0                  0                   0
 575           599         > 70%                 0              83.413                100                  0                 100
 600           624         > 70%                 0              88.198             87.128                  0              87.657
 625           649         > 70%                 0              88.928             79.593                  0              84.628
 650           674         > 80%                 0              91.566             78.097              0.144              77.091
 675           699         > 80%                 0              91.785              76.31                  0              76.482
 700           724         > 80%                 0              91.339             69.473                  0              66.576
 725           749         > 85%                 0              91.543             65.358                  0              56.367
 750           774         > 85%                 0              91.351              65.31                  0              56.041
 775           799         > 85%                 0               90.83             61.488                  0              53.289
800 max                    > 85%                 0              91.907             55.335                  0              74.362


 FICO          FICO
 Low           High         LTV          % Full Doc          % Ltd Doc           Stated Doc        % Int Only
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 500           524         > 65%
 525           549         > 65%
 550           574         > 65%                0                   0                  0                  0               $98,879.21
 575           599         > 70%                0                   0                100                  0               717,150.20
 600           624         > 70%                0                   0             65.108                  0            22,251,668.08
 625           649         > 70%                0                   0             59.959                  0           133,978,574.41
 650           674         > 80%                0                   0              63.05                  0           130,101,723.09
 675           699         > 80%                0                   0             56.773                  0            94,153,428.29
 700           724         > 80%                0                   0             52.129                  0            68,364,091.03
 725           749         > 85%                0                   0             48.858                  0            35,342,936.93
 750           774         > 85%                0                   0             54.839                  0            22,527,216.72
 775           799         > 85%                0                   0             58.284                  0            13,356,977.03
800 max                    > 85%                0                   0             51.844                  0             2,436,240.56
                                                                                                                     $523,328,885.55



                                        Wtd Avg of            Percent            Wtd Avg                                 Wtd Avg
 LTV           LTV                        Current             Current
 Low           High         DTI           Balance             Balance              GWAC               % MI                FICO
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 60%           64%         > 50%
 65%           69%         > 50%
 70%           74%         > 50%
 75%           79%         > 50%
 80%           84%         > 50%
 85%           89%         > 50%
 90%           94%         > 50%
 95%           99%         > 50%
100% max                   > 50%


 LTV           LTV                          Wtd               Wtd Avg
 Low           High         DTI             DTI                 LTV               % SFD              % PUD             % Owner Occ
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 60%           64%         > 50%
 65%           69%         > 50%
 70%           74%         > 50%
 75%           79%         > 50%
 80%           84%         > 50%
 85%           89%         > 50%
 90%           94%         > 50%
 95%           99%         > 50%
100% max                   > 50%


 LTV           LTV
 Low           High         DTI          % Full Doc          % Ltd Doc           Stated Doc        % Int Only
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 60%           64%         > 50%
 65%           69%         > 50%
 70%           74%         > 50%
 75%           79%         > 50%
 80%           84%         > 50%
 85%           89%         > 50%
 90%           94%         > 50%
 95%           99%         > 50%
100% max                   > 50%



                                          Wtd Avg             Percent            Wtd Avg                                 Wtd Avg
 DTI           DTI                        Current             Current
 Low           High         FICO          Balance             Balance              GWAC               % MI                FICO
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 20%           24%         < 525
 25%           29%         < 550
 30%           34%         < 575
 35%           39%         < 600
 40%           44%         < 625
 45%           49%         < 650
 50%           54%         < 675
55% max                    < 700


 DTI           DTI                          Wtd               Wtd Avg
 Low           High         FICO            DTI                 LTV               % SFD              % PUD             % Owner Occ
------        ------      -------        -----------         ----------          ---------         ---------         ---------------
 20%           24%         < 525
 25%           29%         < 550
 30%           34%         < 575
 35%           39%         < 600
 40%           44%         < 625
 45%           49%         < 650
 50%           54%         < 675
55% max                    < 700


 DTI           DTI
 Low           High         FICO         % Full Doc          % Ltd Doc         % Stated Doc        % Int Only
------        ------      -------        -----------         ----------          ---------         ---------
 20%           24%         < 525
 25%           29%         < 550
 30%           34%         < 575
 35%           39%         < 600
 40%           44%         < 625
 45%           49%         < 650
 50%           54%         < 675


55% max                    < 700


LIMITED
AND
STATED
DOC

                       Wtd Avg         Percent of
  FICO    FICO         Current           Current          Wtd Avg                            Wtd Avg           Wtd Avg
  Low     High         Balance           Balance            GWAC             % MI              FICO              DTI
 ------  ------        -------         -----------        -------          ---------         --------         ----------
  500      524
  525      549
  550      574
  575      599       $358,575.10           0.10%            6.29             49.948          590.499                 0
  600      624       $229,457.78           2.07%            6.39             76.652           622.25                 0
  625      649       $232,467.94          12.59%            6.38             72.049          638.082                 0
  650      674       $234,640.78          14.92%            6.39             76.165          661.234                 0
  675      699       $227,736.51          10.51%            6.36             70.485          686.154                 0
  700      724       $222,538.98           8.23%            6.22             59.978          711.008                 0
  725      749       $226,819.68           5.50%            6.08             44.564          734.937                 0
  750      774       $221,264.91           4.11%            6.06             44.705          759.368                 0
  775      799       $226,748.15           1.95%            6.12             56.512          782.812                 0
800 max              $164,946.57           0.27%            6.34             68.583           810.61                 0


  FICO    FICO         Wtd Avg
  Low     High           LTV              % SFD            % PUD          % Owner Occ       % Full Doc        % Ltd Doc
 ------  ------        -------         -----------        -------         ------------      ----------        ----------
  500      524
  525      549
  550      574
  575      599          83.413               100                0               100                0                 0
  600      624          87.296            84.825                0            83.154                0                 0
  625      649          85.473             79.12                0             82.08                0                 0
  650      674          87.429            77.206            0.174            73.882                0                 0
  675      699          86.752            77.343                0            72.884                0                 0
  700      724          85.353            67.193                0            64.803                0                 0
  725      749          82.755            67.997                0            62.193                0                 0
  750      774          82.027            72.347                0            62.137                0                 0
  775      799          83.385            60.675                0            50.178                0                 0
800 max                 83.612            37.372                0            74.138                0                 0


  FICO    FICO
  Low     High         Stated Doc      % Int Only           % CA             % NY              % FL
 ------  ------      ------------      ----------         -------          ---------        ------------      ----------------
  500      524
  525      549
  550      574
  575      599            100               0                  0                 0              100                $717,150.20
  600      624            100               0             20.668             4.119           11.872             $14,914,755.78
  625      649            100               0             18.546             4.886           14.306             $90,894,963.38
  650      674            100               0             22.119             3.149           12.699            $107,700,119.10
  675      699            100               0             21.745             6.496           12.299             $75,836,257.76
  700      724            100               0             26.731             4.395           12.098             $59,417,907.55
  725      749            100               0             34.415             3.686           14.118             $39,693,444.40
  750      774            100               0             37.532             5.858           11.285             $29,649,497.44
  775      799            100               0             28.592             4.341           24.278             $14,058,385.08
800 max                   100               0                  0            18.108           26.585              $1,979,358.78


IO LOANS

                       Wtd Avg         Percent of
  FICO    FICO         Current           Current          Wtd Avg                            Wtd Avg           Wtd Avg
  Low     High         Balance           Balance            GWAC             % MI              FICO              DTI
 ------  ------        -------         -----------        -------          ---------         --------         ----------
  500      524
  525      549
  550      574
  575      599
  600      624
  625      649
  650      674
  675      699
  700      724
  725      749
  750      774
  775      799
800 max


  FICO    FICO         Wtd Avg
  Low     High           LTV              % SFD            % PUD          % Owner Occ       % Full Doc        % Ltd Doc
 ------  ------        -------         -----------        -------         ------------      ----------        ----------
  500      524
  525      549
  550      574
  575      599
  600      624
  625      649
  650      674
  675      699
  700      724
  725      749
  750      774
  775      799
800 max


  FICO    FICO
  Low     High       % Stated Doc      % Int Only           % CA             % NY              % FL
 ------  ------      ------------      ----------         -------          ---------        ------------      ----------------
  500      524
  525      549
  550      574
  575      599
  600      624
  625      649
  650      674
  675      699
  700      724
  725      749
  750      774
  775      799
800 max
